EARNINGS CALL 3rd QUARTER 2019 October 18, 2019

3rd Quarter 2019 | Financial Highlights Earnings • Net income of $127.4 million increased 14.6% from $111.1 million a year ago ◦ Earnings per share growth of 18.1% to $1.24 from $1.05 per share Balance Sheet Growth • Total loans of $20.2 billion, up $903 million from prior quarter, or 18.8% annualized growth • Total deposits of $22.4 billion, up $1.0 billion from prior quarter, or 18.7% annualized growth Profitability • Net interest margin1 of 4.41%, a decrease from 4.59% in the prior quarter • Net interest income of $266.4 million increased 18.4% on a linked quarter annualized basis • Operating efficiency ratio2 of 42.4%, compared to 42.0% for Q2 2019, and 41.5% for Q3 2018 • Industry-leading ROTCE2 and ROA of 19.41% and 1.94%, respectively Strong Asset Quality • Nonperforming assets3 to total assets of 0.25%, compared to 0.27% for Q2 2019 • Net loan (recoveries)1 to average loans of (0.01)%, compared to net loan charge-offs of 0.03% in Q2 2019, and 0.08% in Q3 2018 Capital Allocation • Tangible common equity ratio2 of 10.1% and tangible book value per share, net of tax, of $25.60, compared to 10.2% and $24.65, respectively, at Q2 2019 • Share repurchases of 1,000,000, at a weighted average price of $43.63, for a total of $43.6 million • Cash dividend of $0.25 per share, for a total payment of $25.7 million 1 Beginning in Q1 2019, annualized performance metrics are calculated on an actual/actual basis, from a previous 30/360 basis. Prior period amounts have been restated to conform to the current presentation. 2 Refer to slide 17 for further discussion of Non-GAAP financial measures. 2 3 Nonperforming assets includes nonaccrual loans and repossessed assets. 2

Quarterly Consolidated Financial Results $ in millions, except EPS Q3 2019 Highlights Q3-19 Q2-19 Q3-18 Interest Income $ 315.6 $ 302.8 $ 265.2 • Net Interest Income increased Interest Expense (49.2) (48.2) (31.2) $11.7 million primarily as a result of loan growth outweighing Net Interest Income $ 266.4 $ 254.7 $ 234.0 reduced loan yields Provision for Credit Losses (4.0) (7.0) (6.0) Net Interest Income after Provision for • Provision for Credit Losses Credit Losses $ 262.4 $ 247.7 $ 228.0 decreased $3.0 million due to net Non-Interest Income 19.4 14.2 4.4 recoveries during the quarter Salaries and Employee Benefits (71.0) (65.8) (64.8) • Salaries and Employee Benefits Deposit Costs (11.5) (7.7) (4.8) increased $5.2 million due to an Other Non-Interest Expense (43.3) (40.8) (44.2) increase in the estimated corporate bonus payout Non-Interest Expense (125.9) (114.2) (113.8) Income before Income Taxes $ 155.9 $ 147.7 $ 118.6 • Diluted Shares decreased as a result of opportunistic share Income Tax (28.5) (24.8) (7.5) repurchases Net Income $ 127.4 $ 122.9 $ 111.1 Diluted Shares 102.5 103.5 105.4 Earnings Per Share $ 1.24 $ 1.19 $ 1.05 Return on Tangible Common Equity1 19.41% 19.72% 20.40% 3 1 Refer to slide 17 for further discussion of Non-GAAP financial measures. 3

Net Interest Drivers1 $ in billions, unless otherwise indicated Total Investments and Yield Loans and Yield Q3 2019 Highlights • Flattening yield curve reduced 6.02% 5.98% 5.86% 5.92% 5.79% investment portfolio yields and 3.47% 3.46% 3.34% 3.21% incremental yield on new loans 3.08% • Loan yields decreased 19 $20.2 basis points due to decreased $17.7 $18.1 $19.3 $16.7 yields across all loan types, $3.8 $3.7 $3.9 $4.1 $3.6 mainly resulting from a decline in LIBOR Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 • Cost of interest-bearing deposits decreased 5 basis Interest Bearing Deposits Deposits, Borrowings, and points due to lower rate and Cost Cost of Liability Funding environment, driving total cost 0.89% 0.93% 0.87% of funds down 6 basis points 0.66% 0.78% $0.4 $0.4 to 0.87% 1.35% 1.30% $0.9 $0.4 0.97% 1.12% 1.23% $0.4 $8.7 $8.8 $8.0 $7.5 $7.7 $13.7 $13.7 $10.9 $11.7 $12.5 $12.8 $10.9 $11.7 $12.5 $12.8 Non-Interest Bearing Deposits Total Borrowings Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 4 1 Beginning in Q1 2019, yields and costs are calculated on an actual/actual basis, from a previous 30/360 4 basis. Prior period amounts have been restated to conform to the current presentation.

Net Interest Income $ in millions Net Interest Income1, NIM2, and Quarterly change Average Interest Earning Assets $266.4 Components NIM $254.7 Q2 2019 4.59% $247.3 $243.5 Basis Risk (LIBOR v Fed Funds) (0.09) $234.0 Liquidity (0.07) Mix Shift / De-Risking (0.02) 4.68% 4.68% 4.71% Q3 2019 4.41% 4.59% 4.41% $20,335 $21,173 $21,818 $22,786 $24,548 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 NIM Net Interest Income Avg Int Earning Assets 5 1 Includes $2.7 million of accretion from acquired loans. 2 Beginning in Q1 2019, NIM is calculated on an actual/actual basis, from a previous 30/360 basis. Prior 5 period amounts have been restated to conform to the current presentation.

Interest Rate Environment Percentage Increase/(Decrease) to Net Interest Income Q3 2019 Highlights Down 100bps • Nearly 70% of loans are variable rate Scenario ◦ $9.3 billion, or 66%, of variable rate loans Shock Ramp1 have interest rate floors ◦ 22% of variable rate loans are at their floors (1.8)% • Deposit repricing lags loan repricing (4.8)% Up 100bps Scenario 7.1% 4.1% 1 Assumes a gradual monthly parallel shift of -8.3bps over a 12-month period 2 Assumes a gradual monthly parallel shift of +8.3bps over a 12-month period Shock Ramp2 6 6

Operating Expenses and Efficiency1 $ in millions Operating Expenses and Efficiency Ratio Q3 2019 Highlights • The operating efficiency ratio increased 40 basis points to 42.4% compared to the prior quarter as expense growth outpaced revenue 42.4% 42.4% 42.0% growth on a percentage basis, and increased 90 41.5% 41.5% basis points over the same period last year • Operating expenses increased from the prior quarter primarily due to an increase in deposit costs and an increase in the corporate bonus payout estimate $122.6 $114.8 $109.6 $112.8 $105.0 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Efficiency Ratio Operating Expenses 7 1 Refer to slide 17 for further discussion of Non-GAAP financial measures. 7 7

Operating Pre-Provision1 Net Revenue, Net Income, and ROA2 $ in millions Q3 2019 Highlights • Operating PPNR ROA decreased 10 basis points from the prior 2.63% 2.62% 2.58% 2.54% quarter and decreased 18 basis 2.44% points from Q3-18 2.05% 2.11% 2.12% 2.05% 1.94% • Return on assets decreased 11 basis points from the prior quarter and from Q3-18 $159.9 $141.9 $148.5 $147.1 $152.5 $127.4 $111.1 $119.1 $120.8 $122.9 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Operating PPNR Operating PPNR ROA Net Income ROA 8 1 Refer to slide 17 for further discussion of Non-GAAP financial measures. 2 Beginning in Q1 2019, ROA is calculated on an actual/actual basis, from a previous 30/360 basis. Prior 8 period amounts have been restated to conform to the current presentation.

Consolidated Balance Sheet $ in millions Q3-19 Q2-19 Q3-18 Q3 2019 Highlights Investments & Cash $ 5,020 $ 4,938 $ 4,334 • Loans increased $903 million Loans 20,153 19,250 16,733 (4.7%) over prior quarter and $3.4 Allowance for Credit Losses (165) (160) (150) billion (20.4%) over prior year Other Assets 1,316 1,287 1,259 • Deposits increased $1.0 billion Total Assets $ 26,324 $ 25,315 $ 22,176 (4.7%) over prior quarter and $3.5 billion (18.7%) over prior year Deposits $ 22,441 $ 21,440 $ 18,909 • Shareholders' Equity increased $72 Borrowings 404 401 380 million over prior quarter and $435 Other Liabilities 556 623 399 million over prior year as a function of Net Income, partially offset by Total Liabilities $ 23,401 $ 22,464 $ 19,688 share repurchases Shareholders' Equity 2,923 2,851 2,488 1 Total Liabilities and Equity $ 26,324 $ 25,315 $ 22,176 • Tangible Book Value/Share increased $0.95 (3.9%) over prior quarter and $4.90 (23.7%) over Tangible Book Value Per Share1 $ 25.60 $ 24.65 $ 20.70 prior year 9 1 Refer to slide 17 for further discussion of Non-GAAP financial measures. 9

Five Quarter Loan Growth and Portfolio Composition $ in billions, unless otherwise indicated $3.4 Billion Year Over Year Growth Highlights Total Loans $16.7 $17.7 $18.1 $19.3 $20.2 Quarter-over-quarter loan growth of Qtr Change +$0.6 +$1.0 +$0.4 +$1.1 +$0.9 $0.9 billion driven by (in millions): CRE, Non-OO $ 346 Residential & Consumer 291 $1.9 9.6% $1.6 C&I 275 CRE, OO 46 $1.3 $1.5 $2.2 10.7% Residential & $2.2 Consumer $0.9 5.4% Offset by decrease in: $2.1 $2.3 $2.1 12.6% Construction & Land (55) Construction & $5.0 25.0% Total $ 903 Land $4.7 $4.2 $4.3 $3.9 23.6% Year-over-year loan growth of $3.4 CRE, Non-Owner billion driven by (in millions): $2.3 11.4% Occupied $2.3 C&I $ 1,241 $2.3 13.7% $2.3 $2.3 CRE, Non-OO 1,078 CRE, Owner Occupied Residential & Consumer 1,041 Construction & Land 48 Commercial & $8.5 $8.7 43.3% CRE, OO 12 $7.5 44.7% $7.8 $7.7 Industrial Total $ 3,420 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 10 1010

Five Quarter Deposit Growth and Composition $ in billions, unless otherwise indicated $3.5 Billion Year Over Year Growth Highlights Total Deposits $18.9 $19.2 $20.2 $21.4 $22.4 Quarter-over-quarter deposit growth Qtr Change +$0.8 +$0.3 +$1.0 +$1.2 +$1.0 of $1.0 billion driven by (in millions): Savings and MMDA $ 1,160 $2.1 9.4% Non-Interest Bearing DDA 78 $2.3 Offset by decreases in: CDs $2.2 CDs (221) $1.8 9.8% $1.8 Interest Bearing DDA (17) Savings and Total $ 1,000 $9.1 40.4% MMDA $7.9 Year-over-year deposit growth of $3.5 $7.3 $7.8 Interest Bearing $7.1 37.3% billion driven by all deposit types (in DDA millions): Savings and MMDA $ 1,999 Non-Interest $2.5 $2.5 11.2% Non-Interest Bearing DDA 741 $2.0 10.5% $2.5 Bearing DDA $2.6 Interest-Bearing DDA 531 CDs 261 Total $ 3,532 $8.7 $8.7 39.0% $8.0 42.4% $7.5 $7.7 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 11 1111

Adversely Graded Loans and Non-Performing Assets1 $ in millions $439 Asset Quality Ratios $399 $358 $358 $316 $234 $124 $134 $198 Adversely $89 Graded Loans 1.72% 1.70% 1.57% 1.64% 1.43% $177 $181 $162 $131 $139 0.26% 0.26% 0.27% 0.25% NPAs $37 $28 $44 $52 $50 0.20% $20 $18 $18 $18 $16 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Special Mention Loans Non-Performing Loans Adversely Graded Assets to Total Assets Classified Accruing Loans OREO NPAs to Total Assets Accruing TDRs total $45.0 million as of 9/30/2019 12 1 Amounts are net of total PCI credit and interest rate discounts of $4.7 million as of 9/30/2019 1212

Charge-Offs, Recoveries, ALLL, and Provision $ in millions Gross Charge-Offs and Recoveries ALLL and ALLL to Organic Loans Ratio $160 $165 $150 $153 $155 $4.8 $4.1 $2.3 $2.6 $2.1 $(0.8) $(1.1) $(1.0) $(2.7) 0.97% 0.92% $(1.7) 0.90% 0.87% 0.85% Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Gross Charge-Offs Recoveries ALLL ALLL/Total Organic Loans Provision for Credit Losses Credit Discounts and CD to Acquired Loans Ratio $7.0 $17.2 $6.0 $6.0 $14.6 $13.1 $10.6 $3.5 $4.0 $7.5 1.40% 1.40% 1.35% 1.22% 0.95% Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Provision for Credit Losses Credit Discounts CD/Acquired Loans 13 1313

Superior Capital Growth Robust Capital Levels Growth in TBV per Share 228% 225% 10.3% 10.1% 8.8% 76% 56% 7.4% 2013 2014 2015 2016 2017 2018 Q3-19 2013 2014 2015 2016 2017 2018 MRQ 1 CET1 TCE WAL WAL with Dividends Added Back Peer Avg Peer Avg with Dividends Added Back14 Note: Peers consist of 74 major exchange traded banks with total assets between $10B and $100B as of June 30, 2019, excluding target banks of pending acquisitions; S&P Global Market Intelligence. 1414 1 MRQ as of September 30, 2019 for WAL and June 30, 2019 for Peers.

Management Outlook • Loan and Deposit Growth • Interest Margin • Operating Leverage • Asset Quality • Earnings 15 1515

Questions and Answers 1616

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company's press release as of and for the quarter ended September 30, 2019. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 17 1717 17